Sprint Business
AIM#96QW0021
           DEDICATED ACCESS CHARGES AND SPECIAL ACCESS SURCHARGE
                         APPLICATION FOR EXEMPTION

CUSTOMER BILLING NAME:  Televar Northwest, Inc.

        CIRCUIT TERMINATION POINT:

        Address:  2001 Sixth Avenue, 19th Floor
        City:  Seattle                      State:  WA           Zip:  98121

DEDICATED ACCESS CHARGES:
DEDICATED ACCESS SERVICES                   MONTHLY RECURRING    NON RECURRING
                                            CHARGE               CHARGE

T-1 Access                                  $
T-3 Access                                  $     0              $    0
Dedicated Access Lines                      $                    $
-
Access Coordination Fee                     $                    $
Central Office Connection                   $                    $
Entrance Facility Charge                    $   450              $  495
PRI D Channel                               $                    $
PRI D Channel Backup                        $                    $
Port Charge                                 $19,228              $6,000
M1/3 Mux                                    $                    $
Other   ISP Support Fee                     $   500              $
        -----------------------------
                                            $20,178              $     6,495
        ----------------------------------

All Sprint charges and other charges set forth above are subject to change. Terms and conditions are governed by the applicable Sprint tariffs, as they may be amended from time to time. Additional terms and conditions set forth in Special Customer Arrangement approvals shall apply to this circuit.
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SPECIAL ACCESS SURCHARGE APPLICATION FOR EXEMPTION:

The undersigned hereby certifies that he/she is an authorized representative of the company named below and that the circuit herein is not interconnected with the local exchange through a Private Branch EXchange [sic] (PBX) or other device actually capable of switching traffic to or from the local exchange, therefore, this circuit is exempted form the special access surcharge.



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
The undersigned warrants the accuracy of this special access surcharge application for exemption and the undersigned shall defend, indemnify, and hold Sprint Communications Company L.P., a Delaware Limited Partnership, (Sprint) harmless from and against any damages, costs or expenses which Sprint may incur by submitting this application for exemption.

It is acknowledged that acceptance or rejection of this application will be the sole responsibility of the local telephone company, and not Sprint.

                                                   Customer Initial:  _________
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ACCEPTED AND AGREED:

     Customer Signature:   /s/                    Print Name:  Mark Hamilton
                        ------------------------

     Company Name:  Televar Northwest, Inc.       Title:  President

     Date:  6-3-96                      Sprint Branch Manager:  Royce Thomas



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